SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                         -------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934
                         -------------------------


     Date of Report (Date of earliest event reported): October 5, 1998

                              SPX Corporation
           (Exact name of registrant as specified in its charter)


                                   1-6948
        Delaware           (Commission File Number)           38-1016240
(State of incorporation)                                    (IRS Employer
                                                         Identification No.)



   700 Terrace Point Drive, Muskegon, Michigan               49443-3301
   (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (616) 724-5000




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Item 5.   OTHER EVENTS

          The shareholders of SPX Corporation and General Signal
Corporation approved the merger of the two companies at their respective special meetings held on October 5, 1998.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)     Exhibits

                  Exhibit 99 Joint Press Release, dated October 5, 1998, issued by SPX Corporation and General Signal Corporation.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SPX CORPORATION
                                    (Registrant)


                                    By: /s/Christopher J. Kearney
                                        ---------------------------
                                        Christopher J. Kearney
                                         Vice President, Secretary
                                            and General Counsel

Date:  October 5, 1998